UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 3, 2004
(Date of Earliest Event Reported)

GEMSTAR-TV GUIDE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-24218	95-4782077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6922 Hollywood Boulevard
12th Floor
Los Angeles, California 90028
(Address of principal executive offices) (Zip Code)

(323) 817-4600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

             On December 3, 2004, the Board of Directors of Gemstar-TV Guide International, Inc. (the “Company”) amended the Amended and Restated By-Laws of the Company, effective immediately, as follows:

(i)	Section 2.1 of the Amended and Restated By-Laws was amended by the addition of a new subsection (b) (and the subsections were renumbered accordingly) which provides that a majority of the Company’s Board of Directors must meet the definition of “independent director” within the meaning of the rules of the Nasdaq Stock Market (or, if the Company’s securities are primarily listed on a stock market other than the Nasdaq Stock Market, within the meaning of the rules of such other stock market) (the “Independent Director Standard”), provided that the foregoing does not apply if the Company is or is deemed to be a “controlled company” within the meaning of the rules of the Nasdaq Stock Market (or, if the Company’s securities are primarily listed on a stock market other than the Nasdaq Stock Market, within the meaning of the rules or such other stock market) (“Controlled Company”);

(ii)	Section 2.11(a) of the Amended and Restated By-Laws was amended by the addition of a provision requiring that the Compensation Committee be comprised solely of directors who (I) meet the Independent Director Standard or (II) are directors who are affiliated with a stockholder who owns 10% or more of the Company’s securities (provided that such directors are not employees of the Company and constitute less than a majority of such committee) (“Affiliated Directors”), provided that the foregoing does not apply if the Company is or is deemed to be a Controlled Company;

(iii)	Section 2.11(b) of the Amended and Restated By-Laws was amended by the addition of a provision requiring that each member of the Audit Committee must meet the Independent Director Standard; and

(iv)	A new subsection (c) was added to Section 2.11 of the Amended and Restated By-Laws (and the subsections were renumbered accordingly) which provides that the Nominating Committee must be comprised solely of directors who (I) meet the Independent Director Standard or (ii) are Affiliated Directors, provided that the foregoing does not apply if the Company is or is deemed to be a Controlled Company. In addition, such new subsection provides that the Nominating Committee shall act by the affirmative vote of a majority of all members of the Nominating Committee or by unanimous written consent, shall keep minutes of its meetings, shall report to the Board of Directors promptly after each of its meetings so as to keep the Board of Directors sufficiently apprised of each of its meetings, actions and activities, and shall be responsible to the Board of Directors for the conduct of matters entrusted to it.

        Prior to such amendments, the Amended and Restated By-Laws did not contain provisions relating to the independence of the members of the Board of Directors or committees thereof. A copy of the Amended and Restated By-Laws, as amended, is attached hereto as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit Number               Description

3.1                                  Amended and Restated By-Laws, as amended on December 3, 2004, which are being filed pursuant to Item 5.03 hereof.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMSTAR-TV GUIDE INTERNATIONAL, INC. By: /s/ Stephen H. Kay —————————————— Stephen H. Kay Executive Vice President, General Counsel and Secretary

Date: December 3, 2004

EXHIBIT INDEX

Exhibit Number               Description

3.1                                  Amended and Restated By-Laws, as amended on December 3, 2004, which are being filed pursuant to Item 5.03 hereof.